Exhibit 32.2


                 CERTIFICATION OF CHIEF FINANCIAL OFFICER

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of PFS Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  /s/Stuart M. Suggs
                                  ------------------------------------
                                  Name:  Stuart M . Suggs
                                  Title: Corporate Treasurer, Chief Operating
                                          Officer and Chief Financial Officer

Date:  November 12, 2004


A signed original of this written statement required by Section 906 has been provided to PFS Bancorp, Inc. and will be retained by PFS Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.